AlphaClone International ETF Trading Symbol: ALFI Listed on NYSE Arca, Inc. Summary Prospectus November 9, 2015 alphaclonefunds.com

Before you invest, you may want to review the AlphaClone International ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.alphacloneetfs.com/international-etf.html . You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The AlphaClone International ETF (the “International ETF” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the AlphaClone International Downside Hedged Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	0.00%
Total Annual Fund Operating Expenses	0.95%

1 Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $97	3 Years: $303

Portfolio Turnover

The International ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategy

The International ETF uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

AlphaClone International Downside Hedged Index

The Index utilizes a proprietary, quantitative Clone Score methodology developed by AlphaClone, Inc., the Fund’s investment adviser (the “Adviser”), to replicate the foreign equity securities trading in the U.S. through American Depositary Receipts (“ADRs”) favored as investments by hedge funds and institutional investors. The Index was established by the Adviser in 2015 and is generally composed of between 40 and 50 U.S.-listed ADRs. The Index is reconstituted quarterly, and as of August 27, 2015, the market capitalization range of the securities in the Index was $799 million to $251 billion.

The Adviser’s Clone Score methodology analyzes the historical returns of a given hedge fund’s or institutional investor’s holdings and assigns a Clone Score (i.e., ranking) to each such hedge fund and institutional investor based on such returns. The Clone Score methodology incorporates information from hedge fund and institutional investor public disclosure filings (e.g., Form 13F filings) with the U.S. Securities and Exchange Commission to identify their disclosed holdings at the end of each quarter. The Index is made up of the ADRs held by those hedge funds and institutional investors with the highest Clone Scores. Index constituents are equal weighted at the time of each reconstitution but have an overlap bias (i.e., holdings held by twice as many hedge funds and institutional investors have twice the weight). Additionally, each individual constituent is limited to a 15% weighting and the aggregate weight for any five index constituents is limited to 50% at the time of each reconstitution.

The Index can oscillate between being long only or market hedged. When the Index is market hedged, in addition to continuing to hold its long positions, the Index sells short a security that tracks the MSCI EAFE Index in an amount equal to 100% of  the market value of the Index's long positions. When the Index is hedged, the Index’s short position is designed to mitigate overall systemic market risk by increasing in value as the overall international equity market declines and offsetting any corresponding decline in the value of the Index’s long positions. The Index’s market hedge is triggered “on” when the S&P 500 Index closes below its 200-day simple moving average at any month end, and the Index’s market hedge is triggered “off” (i.e., removed) when the S&P 500 Index closes above its 200-day simple moving average at any month end.  Implementation or removal of the Index’s market hedge takes effect at market close two trading days after the applicable month-end when the hedge is triggered on or off.  When the Index is market hedged over consecutive months, the Index’s short position is only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions.

The equity securities that comprise the Index’s long positions are ADRs of foreign companies, including those in emerging markets, each with a market capitalization of at least $100 million at the time of reconstitution and meeting certain liquidity thresholds. The equity securities that comprise the Index’s short positions may include shares of other investment companies, including other exchange-traded funds (“ETFs”).

The Fund’s Investment Strategy

The International ETF attempts to invest all, or substantially all, of its assets in the equity securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest long in the positions in which the Index is long and invest short in the positions in which the Index is short. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of August 27, 2015, the Index was concentrated in internet information provider and internet software and services companies and ADRs representing companies in China constituted a significant portion of the Index.

Principal Investment Risks

All investments carry a certain amount of risk and the International ETF cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

•	ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

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Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. As of August 27, 2015, the Index was concentrated in internet information provider and internet software and services companies (collectively, “Internet Companies”). Internet Companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Such changes may have an adverse impact on the companies in the Index and therefore the performance of the Fund.

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Currency Exchange Rate Risk. The underlying foreign shares of ADRs in which the Fund invests may be denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the ADRs and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

•	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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Emerging Markets Risk. Investments in ADRs that provide exposure to securities traded in developing or emerging markets may additionally involve substantial risk due to limited information; different accounting, auditing and financial reporting standards; a country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

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Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in ADRs with underlying shares organized, listed or domiciled in a single country or region, the Fund is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in ADRs with underlying shares organized, listed or domiciled in China, which subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

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Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company.

•	Limited Operating History Risk. The Fund recently commenced operations and does not have a performance record for investors to judge the Fund’s performance.

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Models and Data Risk.  The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Passive Investment Risk. The Fund is not actively managed and neither the Adviser nor sub-adviser would sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

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Shares of the Fund May Trade at Prices Other Than Net Asset Value. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s net asset value per share (“NAV”), there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines.

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Shorting Risk. When the Index’s exposure is market hedged, the Fund may engage in short sales designed to mitigate the Fund’s exposure to market risk and to replicate the Index’s short position(s). However, there is a risk that the Fund will experience a loss as a result of engaging in such short sales. Additionally, because the Index’s short positions are only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions, the Index may have more or less short exposure than long exposure in between rebalances. The Index’s hedge cannot completely eliminate market risk, and even when hedged, the Index will continue to bear the risk that its long positions will underperform the overall small cap market due to the specific securities, industries, or sectors in which the Fund invests.

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Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

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Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. To meet the diversification requirements, the Fund must also generally limit its investments in MLPs to no more than 25% of the Fund’s total assets. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements.  If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company.  If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. As a result of legal restrictions or limitations that apply to the Fund but not to the Index, the Fund may have less relative short exposure than the Index during periods in between the Index’s quarterly reconstitutions. Such differences in short exposure may cause the performance of the Fund and its Index to differ from each other.

Performance

The International ETF is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Performance information also will be available on the Fund’s website at www.alphaclonefunds.com.

Portfolio Management

Adviser	AlphaClone, Inc.
Sub-Adviser	Vident Investment Advisory, LLC (“VIA”)
Portfolio Managers	Denise M. Krisko, CFA, President of VIA, and Betty S. Tong, Senior Portfolio Manager—International Equity of VIA, have served as the Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell shares of the Fund through brokers at market prices, rather than NAV. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.